                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement              [ ] Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 SURGICARE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

       [X]   No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

             (1) Title of each class of securities to which transaction applies:
             (2)   Aggregate number of securities to which transaction applies:
             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             (4)   Proposed maximum aggregate value of transaction:
             (5)   Total fee paid:

       [ ]   Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1)   Amount Previously Paid:
             (2)   Form, Schedule or Registration Statement No.:
             (3)   Filing Party:
             (4)   Date Filed:

                                 SURGICARE, INC.
                          6699 CHIMNEY ROCK, SUITE 105
                              HOUSTON, TEXAS 77081




                                October 25, 2001




To Our Shareholders:


         You are cordially invited to attend the 2001 Annual Meeting of Shareholders of SurgiCare, Inc., which will be held on Tuesday, November 13, 2001, beginning at 5:15 p.m., Central Time, at our offices located at 6699 Chimney Rock, Suite 105, Houston, Texas, 77081.

         Information about the Annual Meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

         It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Sincerely yours,


/s/ Dr. Sherman Nagler
Dr. Sherman Nagler
SECRETARY

                                 SURGICARE, INC.
                          6699 CHIMNEY ROCK, SUITE 105
                              HOUSTON, TEXAS 77081

                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 13, 2001

                       -----------------------------------

         The Annual Meeting of Shareholders of SurgiCare, Inc. will be held on Tuesday, November 13, 2001, beginning at 5:15 p.m., Central Time, at our offices located at 6699 Chimney Rock, Suite 105, Houston, Texas, 77081, for the following purposes:

         1. ELECTION OF DIRECTORS. To elect seven directors to the Board of Directors to serve for terms of one year, or until their successors are elected and qualified.

         2. RATIFICATION OF AUDITORS. To ratify the selection of Weinstein Spira & Company, P.C., as independent accountants for the fiscal year ending December 31, 2001.

         3. APPROVAL OF 2001 STOCK OPTION PLAN. To approve the 2001 Stock Option Plan.

         4. To transact any other business that may properly come before the meeting.

         Shareholders of record at the close of business on October 11, 2001, will be entitled to notice of, and to vote at, this meeting.

By Order of the Board of Directors,


/s/ Dr. Sherman Nagler
Dr. Sherman Nagler
SECRETARY

DATED:  OCTOBER 25, 2001

         PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE ANNUAL MEETING.

                                 SURGICARE, INC.

                       -----------------------------------
                                 PROXY STATEMENT
                       -----------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS


         The Board of Directors of SurgiCare, Inc., a Delaware corporation, prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. Our Annual Meeting will be held at our offices located at 6699 Chimney Rock, Suite 105, Houston, Texas, 77081, at 5:15 p.m., Central Time, on Tuesday, November 13, 2001, unless adjourned or postponed. The Board is making this solicitation by mail, and the company will pay all costs associated with this solicitation. This proxy statement and accompanying notice of Annual Meeting and proxy are first being mailed to shareholders on or about October 25, 2001. When you see the terms "we" or "our", they refer to SurgiCare, Inc., and its subsidiaries.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         Our common stock and our Convertible Preferred Stock, Series A, par value $.005 ("Series A Preferred Stock") are the only types of securities entitled to vote at the Annual Meeting. On October 11, 2001, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 14,093,820 shares of common stock outstanding, and 1,365,000 shares of Series A Preferred Stock outstanding. Each stockholder of record on October 11, 2001 is entitled to one vote for each share of common stock and one vote for each share of Series A Preferred Stock held by such stockholder on October 11, 2001. Neither shares of common stock or Series A Preferred Stock may be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting. Abstentions and broker non-votes will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved. The term "broker non-vote" refers to shares held by a broker in street name which are present by proxy, but which are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. In the event a broker votes on a routine matter, such vote will count as both present and voted for the purposes of determining whether a proposal has been approved.

QUORUM REQUIRED

         Our Bylaws provide that the holders of a majority of our common stock issued and outstanding and entitled to vote and that are present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTES REQUIRED

         PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means the seven nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

         PROPOSAL 2. Ratification of the appointment of Weinstein Spira & Company, P.C. as our independent accountants for the fiscal year ending December 31, 2001 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting.

Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

         PROPOSAL 3. Approval of our 2001 Stock Option Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

PROXIES

         Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees for election to the Board of Directors (as set forth in Proposal No. 1), FOR Proposal Nos. 2 and 3 and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the company at our principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

SOLICITATION OF PROXIES

         We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse these persons for their costs of forwarding the solicitation material to the beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the company. No additional compensation will be paid to these individuals for any such services.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The Board of Directors currently consists of nine members. The Board has nominated for re-election six of the current members of the Board, and one new nominee. The three members of the Board not nominated for re-election have decided not to stand for re-election. The directors will serve for one-year terms, or until their successors have been duly elected and qualified. The seven nominees receiving the highest number of votes cast at the Annual Meeting will be elected. If any of the nominees becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons recommended by the Board of Directors as may be determined by the holders of the proxy.

DIRECTOR NOMINEES

         Dr. David Blumfield, D.P.M., Age 43. Dr. Blumfield was elected as Director, President, and Chief Executive Officer of SurgiCare in July 1999. Beginning, September 2001, Dr. Blumfield became Co-Chief Executive Officer with Mr. Cohen. Dr. Blumfield has served as President of Bellaire SurgiCare, Inc. since March of 1995. He has been in private practice for 15 years. He received his undergraduate degree in 1980 at Wilkes University, and then attended the Temple College of Podiatric Medicine. He has been a diplomat of the American Board of Podiatric Surgery since 1988.

         Mr. Charles S. Cohen, Age 40. Mr. Cohen was elected as Director and Chief Operating Officer of SurgiCare in July 1999. Beginning, September 2001, Mr. Cohen became Co-Chief Executive Officer with Dr.

Blumfield. Mr. Cohen has been the acting Chief Operating Officer of Bellaire SurgiCare, Inc. since September 1998. In November 1994, Mr. Cohen became the President of Medical Distributors International, Inc., or MDI. From 1995 until 1997, Mr. Cohen served as a Director of TMDI Medical. Both MDI and TMDI were involved with the international purchasing, importing, and exporting of medical and surgical equipment. Mr. Cohen was educated at the University of Missouri at Columbia in business.

         Dr. Bruce Miller, D.P.M., Age 53. Dr. Miller was elected as Director of SurgiCare in July 2000. Dr. Miller has been in private practice for 25 years. He received his undergraduate degree in 1969 at Temple University and then attended the Pennsylvania College of Podiatric Medicine. He has been a Diplomat of the American Board of Podiatric Surgery since 1986.

         Dr. Michael Mineo, D.P.M., Age 58. Dr. Mineo was elected as Director and Treasurer of SurgiCare in July 1999. Dr. Mineo has served as Vice-President of Bellaire SurgiCare, Inc. since March of 1995. He has been in private practice for 29 years. He received his undergraduate degree in 1964 from Geneva College, Beaver Falls, PA, and then attended the Ohio College of Podiatric Medicine. He has been a Diplomat of the American Board of Podiatric Surgery since 1979, and a Fellow of the American College of Foot Surgeons since 1980.

         Dr. Sherman Nagler, D.P.M., Age 46. Dr. Nagler was elected as Director and Secretary of SurgiCare in July 1999. Dr. Nagler has served as Secretary of Bellaire SurgiCare, Inc. since March of 1995. He has been in private practice for 16 years. He received his undergraduate degree in 1977 at State University of New York at Plattsburgh, and then attended the New York College of Podiatric Medicine. He has been a Diplomat of the American Board of Podiatric Surgery since 1985.

         Dr. Jeffery Penso, D.P.M., Age 46. Dr. Penso was elected as Director and Vice President of SurgiCare in July 1999. Dr. Penso has served as Vice-President of Bellaire SurgiCare, Inc. since July of 1998. He has been in private practice for 16 years. He received his undergraduate degree in 1983 at the University of Akron, and then attended the Ohio College of Podiatric Medicine. He has been a Diplomat of the American Board of Podiatric Surgery since 1988.

         Mr. Robert J. Horn, Age 59. Mr. Horn has served as Chief Financial Officer since July 2001, and brings over 30 years of commercial banking experience to SurgiCare. From December 1998 until November 1999, Mr. Horn served as Chief Financial Officer of ebaseOne Corporation. From July 1998 until December 1998, Mr. Horn served as President of the CFO Channel, Inc. From April 1998 until July 1998, Mr. Horn served as Vice-President of mergers and acquisitions for ClearWorks Technologies, Inc. From June 1994 until April 1998, Mr. Horn served as chief financial officer of NSE, Inc., which filed a bankruptcy petition in December 1997. Mr. Horn founded The Public Group, Inc., a business consulting firm, assisting in the transition from private to public company status, due diligence, mergers, and acquisitions, and business plan formulation. EXIM Bank in Washington, D.C. has awarded Mr. Horn NAFTA certifications for import-export finance. Mr. Horn holds a degree in Business Administration from Arizona State University and completed his post-graduate work at the University of Colorado.

COMMITTEES OF THE BOARD AND ATTENDANCE

         The Board of Directors currently has standing Audit, Compensation, and Nominating Committees. The members of the standing committees for the fiscal year 2000 are identified in the following table:

                 DIRECTOR                              COMMITTEES

                                         Audit        Compensation      Nominating
                                         -----        ------------      ----------
                 Charles S. Cohen          T
                 David Blumfield                                             T
                 William Bradbury          T                                 T
                 Bruce Miller              T                                 T
                 Michael Mineo                              T


                                       3


                 Sherman Nagler                             T
                 Jeffery Penso                              T                T


         The Audit Committee held one meeting during fiscal 2000. The Audit Committee is responsible for recommending the independent public accountants to the Board of Directors, reviewing audits, fees, and supervising matters relating to audit functions and other financial controls, and it is authorized to nominate our independent auditors and to review with the independent auditors the scope and results of the audit engagement. The Board's charter for the Audit Committee is attached as Exhibit A to this proxy statement. For further information, see the "Audit Committee Report" following Proposal 2 below.

         The Compensation Committee held three meetings during fiscal 2000. The Compensation Committee is responsible for approving compensation arrangements for executive officers, reviewing compensation plans, granting stock options, restricted stock, and bonus stock awards and reviewing employee compensation policies.

         The Nominating Committee held one meeting during fiscal 2000. The functions of the Nominating Committee are to screen, select and recommend appropriate candidates for election as Directors to SurgiCare's Board of Directors. The Nominating Committee will consider nominees recommended by stockholders for the 2002 Annual Meeting if the names and qualifications of such nominees are submitted in writing by December 31, 2001, to the Secretary, 6699 Chimney Rock Suite 105, Houston, Texas, who will then forward the recommendation to the Chairman of the Nominating Committee.

         We held eight Board meetings during fiscal 2000. Each director attended at least 75% of all Board meetings and meetings of committees of which each director was a member, either in person or by telephone conference calls.

         COMPENSATION OF DIRECTORS

         Directors are entitled to receive a retainer equal to 1,000 restricted shares of common stock, to be issued effective the date of the annual meeting of shareholders at which the director is elected to serve. In addition all board members are reimbursed for expenses incurred in attending such meetings. Each director has waved his or her right to any compensation from July 1999 through July 2001, and has further agreed to accrue any compensation due from future terms, until such time as we have successfully expanded beyond our current holdings.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

       PROPOSAL 2 - RATIFY THE ELECTION OF WEINSTEIN SPIRA & COMPANY, P.C.

         The Board of Directors would like the shareholders to ratify the appointment of Weinstein Spira & Company, P.C., as independent accountants for SurgiCare for the fiscal year ending December 31, 2001. The engagement of Weinstein Spira & Company, P.C., for audit services has been approved by the Board of Directors.

         A representative of Weinstein Spira & Company, P.C., our principal accountants for the current fiscal year and the most recently completed fiscal year, is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

         In the event the shareholders do not ratify the appointment of Weinstein Spira & Company, P.C., as independent accountants for the fiscal year ending December 31, 2001, the Board of Directors will consider the adverse vote as direction to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the current fiscal year will be permitted to stand unless the Board finds other good reason for making a change.

AUDIT FEES

         The aggregate fees billed by Weinstein Spira & Company, P.C. for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2000, and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year were $62,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Weinstein Spira & Company, P.C. rendered no professional services to us for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

         Weinstein Spira & Company, P.C. rendered tax and other consulting advice, tax compliance, due diligence procedures related to acquisitions, and audit of acquisitions in connection with securities filings, all of which were services other than the services described above under "Audit Fees," for the fiscal year ended December 31, 2000, in the aggregate amount of $66,000.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF WEINSTEIN SPIRA & COMPANY, P.C., AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                             AUDIT COMMITTEE REPORT

         In accordance with its written charter adopted by the Board of Directors, a copy of which is attached as Exhibit A, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of the company's independent accountants. The Audit Committee is comprised of Mr. Cohen and Drs. Bradbury and Miller. Drs. Bradbury and Miller are independent directors, as defined by The American Stock Exchange's listing standards. Mr. Cohen is not an independent director, as defined by The American Stock Exchange's listing standards.

         Management is responsible for the company's internal controls. The independent accountants for the company, Weinstein Spira & Company, P.C. ("Weinstein Spira"), are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by Weinstein Spira.

         The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and Weinstein Spira, nor can the Audit Committee certify that Weinstein Spira is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial, and accounting matters.

         In this context, the Audit Committee has met and held discussions regarding the financial statements of the company. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles and have been reviewed and discussed with Weinstein Spira. The Audit Committee has reviewed and discussed the consolidated financial statements with management, as well as the "Management Letter" prepared by Weinstein Spira. The Audit Committee discussed matters that are require by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         Weinstein Spira also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has reviewed the disclosure and is comfortable with Weinstein Spira's independence.

         Based upon the Audit Committee's discussion with management and the Audit Committee's review of the representations of management and the report of Weinstein Spira to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited consolidated financial statements in the SurgiCare, Inc. Annual Report on Form 10-KSB for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of SurgiCare, Inc.:

Mr. Charles S. Cohen, Dr. William Bradbury, and Dr. Bruce Miller

                   PROPOSAL 3 - APPROVAL OF STOCK OPTION PLAN

         Our Board has adopted, subject to shareholder approval, the SurgiCare, Inc. 2001 Stock Option Plan (the "Plan"). The purposes of the Plan are to advance the best interest of our shareholders and to attract, retain and motivate key employees and persons affiliated with us, and provide such persons with additional incentive to further the business, promote long-term financial success and increase shareholder value by increasing their proprietary interest in our success. The Board of Directors believes the Plan will be a significant factor in our ability to attract and retain key management personnel who share primary responsibility for our management and growth. We may issue up to 1,400,000 shares of common stock under the Plan, and to date we have not issued any options under the Plan.

         The following is a summary of the principal features of the Plan, and does not purport to be a complete description of the Plan. A complete copy of the Plan is attached as Exhibit B.

         The Plan allows us to issue stock option grants, stock appreciation rights or SARs, restricted stock awards, and performance stock awards.

         ELIGIBILITY. The Plan is open to our key employees, officers, directors, and consultants of the company and its affiliates, presently consisting of approximately 120 persons.

         CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The Plan will not affect our right to authorize adjustments, recapitalizations, reorganizations, or other changes in our capital structure. In the event of an adjustment, recapitalization, or reorganization, the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the eligible person will be eligible to receive a like number of shares of stock in the new entity that he or she would have been entitled to if, immediately prior to the merger, he or she had exercised the option. The Board may waive any limitations imposed under the Plan so that all options are immediately exercisable. All outstanding options may be canceled by the Board upon written notice to the eligible person and by granting a period in which the options may be exercised.

         OPTIONS AND OPTION PRICE. We may grant incentive or nonqualified stock options. The exercise price of incentive options shall not be less than the greater of (a) 100% of fair market value on the date of grant, or (b) the aggregate par value of the shares of stock on the date of grant. Our Compensation Committee, at its option, may provide for a price greater than 100% of fair market value. The price for 10% or more shareholders shall be not less than 110% of fair market value.

         DURATION. No option may be exercisable after the period of 10 years. In the case of a 10% or more shareholder, no incentive option may be exercisable after the expiration of five years.

         AMOUNT EXERCISABLE. In the event an eligible person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered nonqualified stock options.

         EXERCISE OF OPTIONS. Options may be exercised by written notice to the Compensation Committee with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the company for an amount equal to the option price of the shares; or, (b) any other form of payment which is acceptable to the Compensation Committee.

         STOCK APPRECIATION RIGHTS OR SARS. SARs may be included in each option granted under the Plan. A SAR permits the recipient to surrender that option, or a portion of the part which is exercisable, and receive in exchange an amount equal to the excess of the fair market value of the stock covered by the option, over the exercise price of the stock.

         TERMINATION OF OPTIONS OR SARS. Unless expressly provided in the option or SAR agreement, options or SARs shall terminate one day less than three months after an employee's severance of employment with the company other than by death or disability. Unless the option or SAR expires sooner, the option or SAR will expire one year after the death or disability of the eligible person.

         RELOAD OPTIONS. The Compensation Committee shall have the authority to include as part of any option agreement a provision entitling the eligible person to a further option (a "Reload Option") in the event the eligible person exercises the option in accordance with the Plan and the terms and conditions of the option agreement. Any Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise of such option, (b) shall have an expiration date which is the greater of (i) the same expiration date of the option the exercise of which gave rise to such Reload Option, or (ii) one year from the date of grant of the Reload Option, and (c) shall have an exercise price which is equal to 100% of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option. Notwithstanding the foregoing, a Reload Option which is an incentive option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to 110% of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option and shall have a term which is no longer than five years.

         RESTRICTED STOCK AWARDS. The Compensation Committee may issue shares of stock to an eligible person subject to the terms of a restricted stock agreement. The restricted stock may be issued for no payment by the eligible person or for payment below the fair market value on the date of grant. Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge, or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement. The Compensation Committee shall determine the period of vesting, the number of shares, the price, if any, of stock included in a restricted stock award, and the other terms and provisions which are included in a restricted stock agreement.

         AWARD OF PERFORMANCE STOCK. The Compensation Committee may award shares of stock, without any payment for such shares, to designated eligible persons if specified performance goals established by the Compensation Committee are satisfied.

         AMENDMENT OR TERMINATION OF THE PLAN. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of our shareholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Internal Revenue Code of 1954, as amended (the "Code"), no amendment that would (a) change the aggregate number of shares of stock which may be issued under incentive options, (b) change the class of employees eligible to receive incentive options, or (c) decrease the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the shareholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

         FEDERAL TAX CONSEQUENCES. The following is a brief summary of the tax consequences of the grant and exercise of stock options, SARs, and restricted stock awards under the federal income tax laws. This summary does not, among other things, purport to describe state or local tax consequences or to describe all federal income tax consequences.

         INCENTIVE STOCK OPTIONS (OR ISOS) AND NON-QUALIFIED OPTIONS. Recipients of ISOs generally are not subject to income tax at the time the option is granted or exercised. However, upon the exercise of any ISO, any excess of the fair market value of shares received over the exercise price may be subject to the alternative minimum tax. Upon disposition of any shares obtained through the exercise of an ISO, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the aggregate exercise price, provided that the participant has held the shares for at least one year from the date the ISO was exercised and at least two years from the date the ISO was granted. If the participant disposes of the shares within that time period (a "Disqualifying Disposition"), the participant will recognize ordinary income to the extent of the difference between the exercise price and the lesser of the fair market value on the date the ISO is exercised or the amount realized on the Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period the shares were held by the participant. We are not entitled to any tax deduction upon either the exercise of any such ISO or upon any subsequent disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income pursuant to a Disqualifying Disposition.

         A participant receiving nonqualified options does not generally recognize income at the time the option is granted. However, when the option is exercised, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the exercise price. We receive a tax deduction equal to the amount of ordinary income recognized by the participant. The participant's basis in the shares is equal to the exercise price plus any recognized ordinary income.

         On October 11, 2001, the last sales price of the common stock underlying the grants made pursuant to the Plan, as reported by The American Stock Exchange was $1.95.

         PLAN BENEFITS. We cannot now determine the exact number of options, SARs, restricted stock, and performance stock to be granted in the future to any of our officers, directors, or employees.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of October 11, 2001, 14,093,820 shares of our common stock were outstanding and 1,365,000 shares of our Series A Preferred Stock. The following table sets forth, as of such date, information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each of our directors and the executive officers named in the Summary Compensation Table below, and (c) all current directors and executive officers as a group.

         Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon conversion of our Series A Preferred Stock or the exercise of an option or warrant) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

         To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

                                                                 SHARES BENEFICIAL OWNED AS OF OCTOBER 11, 2001
                                                                -----------------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNERS                           NUMBER OF SHARES              PERCENT OF CLASS
-------------------------------------                           ----------------              ----------------
David Blumfield
7400 Fannin #1100                                                    907,127 (1)                      6.4%
Houston, Texas 77056

Jeffery Penso
11006 Westheimer                                                     877,378 (1)                      6.2%
Houston, Texas 77042

Sherman Nagler
1200 Binz                                                            892,378 (1)                      6.3%
Houston, Texas 77004

Michael Mineo
6699 Chimney Rock                                                    889,177 (1)                      6.3%
Houston, Texas 77081

Charles S. Cohen
5947 Bankside                                                        266,883 (2)                      1.9%
Houston, Texas 77096

Robert J. Horn
6699 Chimney Rock                                                        --                            --
Houston, Texas 77081

Son Nguyen
1120-A Dennis                                                        900,778 (1)                      6.4%
Houston, Texas 77004


                                       9


William Bradbury
7400 Fannin #1100                                                    886,078 (1)                      6.2%
Houston, Texas 77056

Joe Huffmyer
1930 S. Bryant                                                     1,053,256 (3)                      7.5%
Edmond, Oklahoma 73013

Bruce Miller
13737 S.W. Freeway                                                   880,878 (1)                      6.2%
Sugarland, Texas 77478

Larry Likover
902 Frostwood, #902                                                  957,272 (1)                      6.7%
Houston, Texas 77024

Long Nguyen
4007 Bellaire, #FF                                                   877,978 (1)                      6.2%
Houston, Texas 77025

Gregory Mangum
4754 Beechnut                                                        876,878 (1)                      6.2%
Houston, Texas 77096

Robert Parker
14441 Memorial, #16                                                  881,576 (1)                      6.2%
Houston, Texas 77079

Jeffrey Ross
6624 Fannin, #2450                                                   886,878 (1)                      6.3%
Houston, Texas 77030

Brian Zale
11320 S. Post Oak, #1                                                898,128 (1)                      6.3%
Houston, Texas 77035


All current director nominees and executive officers as a          4,713,821 (4)                     31.9%
group (7 persons)

-------------------

(1) Includes 91,000 Series A Preferred Stock that is convertible into 91,000 shares of common stock.

(2) Includes 233,333 shares underlying a warrant that is currently exercisable at an exercise price of $1.90 per share.

(3) The shares of common stock are held by Surgery Centers of America II, LLC of which Dr. Huffmyer is the majority shareholder.

(4) Includes 455,000 Series A Preferred Stock that is convertible into 455,000 shares of common stock, and includes 233,333 shares underlying a warrant that is currently exercisable at an exercise price of $1.90 per share.

EXECUTIVE COMPENSATION

         The following table contains compensation data for Dr. Blumfield and Mr. Cohen, our Co-Chief Executive Officers. No executive officers or employees other than Dr. Blumfield and Mr. Cohen received a salary and bonus during the fiscal year ended December 31, 2000 that met or exceeded $100,000.

                            SUMMARY COMPENSATION TABLE


NAME AND PRINCIPAL POSITIONS          YEAR                     ANNUAL COMPENSATION

                                                     SALARY ($)                   BONUS ($)
                                                     ----------                   ---------
David Blumfield,
Co-CEO and President                  2000             24,000                          --
                                      1999             12,000                          --

Charles S. Cohen
Co-CEO and COO                        2000             71,700                       5,000
                                      1999             45,000                          --

OPTIONS AND WARRANTS

         We have not granted any stock option to our officers or directors during the fiscal year ended December 31, 2000. In October 2001, we issued: (a) Mr. Cohen a warrant to purchase 350,000 shares of common stock, which vest in October 2002; (b) Mr. Horn a warrant to purchase 250,000 shares of common stock, which vest in three annual installments beginning in October 2002; and (c) Dr. Blumfield a warrant to purchase 175,000 shares of common stock, which vest in October 2002. All of the warrants have an exercise price of $1.90 per share and expire in October 2011.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

         None of our executive officers have employment agreements, and they may resign and their employment may be terminated at any time. However, we expect to enter into employment agreements with our key executives during the fourth quarter of fiscal 2001.

         Our Compensation Committee, as administrator of our 2001 Stock Option Plan, will be able to provide for accelerated vesting of the shares of common stock subject to any options held by any executive officer or director in connection with changes in control of SurgiCare.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended December 31, 2000.

                           RELATED PARTY TRANSACTIONS

              On July 21, 1999, the Board of Directors of both SurgiCare and Bellaire SurgiCare, Inc. ("Bellaire") unanimously approved our acquisition, effective July 1, 1999, of 100% of the issued and out standing common stock of Bellaire in exchange for 10,955,556 shares of SurgiCare's common stock and 1,350,000 shares of SurgiCare's Series A Preferred Stock. This acquisition was accounted for as a reverse merger. Following the closing of the transaction, Bellaire became a wholly owned subsidiary of SurgiCare. At the time of the approval by both Boards of Directors, the shareholders of Bellaire jointly held the majority of the issued and outstanding shares of SurgiCare. In addition four of the five members of the Board of Directors of SurgiCare (Mr. Cohen, and Drs. Blumfield, Penso, Nagler, and Mineo) each individually held 7.4% of the outstanding shares of Bellaire.

         In determining the amount and character of the consideration to be paid by SurgiCare for the Bellaire stock, the Boards of Directors of both SurgiCare and Bellaire considered numerous factors, including the then inactive status of SurgiCare and prior offers that Bellaire had received for the acquisition of Bellaire by others.

         Bellaire entered into a formal Affiliation Agreement effective July 1,1999 with Surgical Centers of America II, Inc. ("SCOA") of which Dr. Huffmyer is President, CEO, and is majority shareholder, pursuant to which agreement SCOA rendered administrative and other services to Bellaire. SCOA had developed extensive policies and procedures that have been approved by governmental licensing and regulatory authorities. These policies and procedures pertain to both clinical and administrative services. Throughout this affiliation agreement Bellaire was licensed to utilize these policies and procedures at each of its centers. SCOA's managed care department continually reviews managed care contracts, negotiates new contracts, and negotiates the renewal of existing contracts. Through the Affiliation Agreement, Bellaire utilized the services provided by this department. Through July 2001, Bellaire paid to SCOA 2% of the total cash surgery center collections monthly for these services. SurgiCare believes that the terms of such agreement were no less favorable to SurgiCare and Bellaire than could be obtained from surgery center management companies not affiliated with SurgiCare. Prior to SurgiCare's reverse merger with Bellaire, SCOA provided management and administrative services to Bellaire. In consideration of the termination of this pre-existing management contract, SurgiCare issued SCOA 1,095,556 shares of SurgiCare common stock.

         Bellaire leases space for its offices in a medical office building owned by a partnership in which Dr. Mineo, a director and shareholder, has a 25% interest. The lease expires in 2004. During 1999, Bellaire paid approximately $180,000 as rent to the partnership. During 2000, Bellaire paid approximately $189,258 as rent to the partnership.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in our proxy statement and form of proxy for our next annual meeting must be received no later than December 31, 2001. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by no later than March 15, 2002. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

                                  ANNUAL REPORT

         We have provided a copy of our Annual Report on Form 10-KSB with this proxy statement. We will provide exhibits to the Annual Report on Form 10-KSB without charge. Please send any such requests to SurgiCare, Inc., 12727 Kimberley, Suite 200, Houston, Texas, 77024, Attention: Investor Relations.

                                  OTHER MATTERS

         The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.



                                       By Order of the Board of Directors



                                       DR. SHERMAN NAGLER, Secretary


October 25, 2001
Houston, Texas


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

PROXY
                                 SURGICARE, INC.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SURGICARE, INC.
     FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2001

The undersigned shareholder of SurgiCare, Inc. (the "Company") hereby appoints Dr. David Blumfield as proxy for the undersigned, with full power of substitution, to represent and to vote as specified in this Proxy all the shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 6699 Chimney Rock, Suite 105, Houston, Texas, 77081, on Tuesday, November 13, 2001 at 5:15 p.m. local time, and any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, AND 3.


PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE


1.       Election of Directors.

Nominees for Directors
                                                                     For All               Withheld for All
    (i)      Dr. David Blumfield
    (ii)     Mr. Charles S. Cohen
    (iii)    Dr. Bruce Miller                                        [     ]               [     ]
    (iv)     Dr. Michael Mineo
    (v)      Dr. Sherman Nagler
    (vi)     Dr. Jeffery Penso                                       For all except:
    (vii)    Mr. Robert J. Horn

                                                                     --------------------------------
                                                                     (To withhold authority for any person, print
                                                                     that name(s) on the lines provided)

                                                                     --------------------------------

                                                                     --------------------------------


2.       To ratify the appointment of Weinstein Spira & Company,     For          Against       Abstain
P.C. as the Company's independent accountants for the fiscal year
ending December 31, 2001.                                            [     ]      [     ]       [     ]

3.       To approve the amendment to the Company's 2001 Stock        For          Against       Abstain
Option Plan.
                                                                     [     ]      [     ]       [     ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.


The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.




DATED:
      -----------------------------          -----------------------------------
                                             [Signature]

                                             -----------------------------------
                                             [Signature if jointly held]

                                             -----------------------------------
                                             [Printed Name]

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact, or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

EXHIBIT A


                             AUDIT COMMITTEE CHARTER

GENERAL PURPOSE.

         The Audit Committee of SurgiCare, Inc (the "COMPANY") is appointed by the Board to assist the Board and to perform an oversight function with respect to the following:

         (1) discussing the financial statements of the Company with management and the external auditor;

         (2) monitoring actions taken by the Company to comply with its internal policies as well as external accounting, legal and regulatory requirements;

         (3) reviewing disclosures regarding the independence of the Company's external auditors; and

         (4) evaluating the performance of the Company's internal and external auditors.

SELECTION OF MEMBERS OF THE AUDIT COMMITTEE.
The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. (as then required and in effect). If the Company's securities are listed on any other exchange, the Audit Committee shall meet the independence and experience requirements of such exchange. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Chairman of the Board.

POWERS.
The Audit Committee has the authority, at the Company's expense, to retain professional advisors, including without limitation special legal, accounting or other consultants, to advise the Audit Committee, as the Audit Committee deems necessary or advisable in connection with the exercise of its powers and responsibilities as set forth in this Audit Committee Charter, all on such terms as the Audit Committee deems necessary or advisable. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

RESPONSIBILITIES.
The Audit Committee shall make regular reports to the Board.
In connection with the general purpose, powers and responsibilities set forth above, the Audit Committee shall also:

         1. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

         2.       Approve the fees to be paid to the independent auditor.

         3. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

         4. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

         5. Review the appointment and any replacement of the senior internal auditing executive.

         6. Review significant reports to management provided by the internal auditing department and management's responses.

         7. Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.

         8. Review and discuss with management the annual audited financial statements including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

         9. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

         10. At any meeting of the Audit Committee duly called to review the Company's quarterly financial statements, review with management and the independent auditor the Company's quarterly financial statements prior to the filing of that quarter's Form 10-Q.


         11. Meet periodically with management to review the Company's major financial risk exposures and the actions management has taken to monitor and control such exposures.

         12. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

         13. Obtain from the independent auditor assurance that Section 10A (relating to the detection of illegal acts that may have a direct and material effect on the determination of financial statement accounts) of the Securities Exchange Act of 1934 has not been implicated.

         14. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary and affiliated entities are in conformity with applicable legal requirements.

         15. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         16. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

                  a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

                  b. Any changes required in the planned scope of the internal audit.

                  c. The internal audit department responsibilities, budget and staffing.

         17. Monitor actions taken by the Company in response to any letters or reports to management provided by the internal auditors or independent auditors.

         18. Prepare any report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         19. Review the Company's policies with respect to conflicts of interest.

         20. Advise the Board with respect to the Company's policies and procedures regarding compliance with its internal policies as well as applicable laws and regulations, including without limitation with respect to maintaining books, records and accounts and a system of internal accounting controls in accordance with Section 13(b)(2) of the Securities Exchange Act of 1934.

         21. Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

         22. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

         23. Review and reassess the adequacy of this Audit Committee Charter annually and recommend any proposed changes to the Board for approval.

LIMITATION ON RESPONSIBILITIES AND POWERS.
While the Audit Committee has the responsibilities and powers set forth above in this Audit Committee Charter, it is not the duty or responsibility of the Audit
Committee:

         (1)      to plan or conduct audits;

         (2) to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles (this determination shall remain the responsibility of management and the independent auditor);

         (3)      to conduct investigations;

         (4) to resolve disagreements, if any, between management and the independent auditor; or

         (5) to assure compliance with the Company's internal policies, accounting rules and other applicable laws and regulations.

EXHIBIT B

                                 SURGICARE, INC.
                             2001 STOCK OPTION PLAN

                                ARTICLE I - PLAN

         1.1 PURPOSE. This Plan is a plan for key employees, officers, directors, and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

         1.2 RULE 16b-3 PLAN. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

         1.3 EFFECTIVE DATE OF PLAN. The Plan shall be effective October 2001 (the "Effective Date"), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.


                            ARTICLE II - DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

         2.1 "Affiliate" means any subsidiary corporation. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         2.2      "Award" means each of the following granted under this Plan:
Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award.

         2.3 "Board of Directors" means the board of directors of the Company.

         2.4      "Code" means the Internal Revenue Code of 1986, as amended.

         2.5 "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors or the entire Board of Directors. It is intended that the Committee shall be comprised solely of at least two members who are both Non-Employee Directors and Outside Directors; provided, however, that until such time as two such Directors are available to serve in such roles, the failure to meet this requirement shall not effect the validity of any grants under this Plan.

         2.6      "Company" means SurgiCare, Inc., a Delaware corporation.

         2.7 "Consultant" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

         2.8 "Non-Employee Directors" means that term as defined in Rule 16b-3 under the 1934 Act.

         2.9 "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) Employees and all other key personnel, including officers and directors, of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

         2.10 "Employee" means a person employed by the Company or any Affiliate to whom an Award is granted.

         2.11 "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the Nasdaq; or (c) if the Stock is not listed on the Nasdaq, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

         2.12 "Incentive Option" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

         2.13 "Nonqualified Option" means an option to purchase Stock granted under this Plan other than an Incentive Option.

         2.14 "Option" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

         2.15 "Option Agreement" means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

         2.16 "Outside Director" shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

         2.17 "Plan" means the SurgiCare, Inc. 2001 Stock Option Plan, as set out in this document and as it may be amended from time to time.

         2.18     "Plan Year" means the Company's fiscal year.

         2.19 "Performance Stock Award" means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VI.

         2.20 "Restricted Stock" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with
(i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

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         2.21     "Restricted Stock Agreement" means an agreement between the
Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

         2.22     "Restricted Stock Award" means an Award of Restricted Stock.

         2.23 "Restricted Stock Purchase Price" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Committee shall determine the Restricted Stock Purchase Price. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

          2.24 "Stock" means the common stock of the Company, $.001 par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

         2.25 "Stock Appreciation Right" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

         2.26 "10% Stockholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.


                            ARTICLE III - ELIGIBILITY

         The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Award or to receive Stock, Options, Stock Appreciation Rights, or any Performance Stock Award under any other plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Non-Employee Director or Outside Director. The Board of Directors of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.


               ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

         4.1 AUTHORITY TO GRANT AWARDS. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan. The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

         4.2 DEDICATED SHARES. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 1,400,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

         4.3 NON-TRANSFERABILITY. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

         4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any

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provision of any law, statute, or regulation of any governmental authority.
Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

         4.5      CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

         (a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

         (b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan (each of the foregoing referred to as a "Corporate Transaction"):

         (i) Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised Options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised Options shall not accelerate if and to the extent such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation. Whether or not any unexercised Option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate Transaction. The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised Option, and its determination shall be conclusive and binding. The unexercised Option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

         (ii) All outstanding Options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale, or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

         (c) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

         (d) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

         (e) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

         4.6 ELECTION UNDER SECTION 83(b) OF THE CODE. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.


                ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

         5.1 TYPE OF OPTION. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

         5.2 OPTION PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

         5.3 DURATION OF OPTIONS AND SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

         5.4 AMOUNT EXERCISABLE -- INCENTIVE OPTIONS. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

         5.5 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

         (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

         (b) stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee);

         (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee);

         (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or

         (e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

         As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

         Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

         5.6 STOCK APPRECIATION RIGHTS. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

         5.7 STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is

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exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

         5.8 CONDITIONS OF STOCK APPRECIATION RIGHTS. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company, or payment of any applicable employment or withholding taxes.

         5.9 PAYMENT OF STOCK APPRECIATION RIGHTS. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

         5.10 EXERCISE ON TERMINATION OF EMPLOYMENT. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR's granted to Employees shall terminate three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time.

         5.11 DEATH. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or six months following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators, or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

         5.12 RETIREMENT. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or six months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

         5.13 DISABILITY. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or six months after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement.

         5.14 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

         5.15 RELOAD OPTIONS. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a "Reload Option") in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

         Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the provisions of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section
4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

         5.16 NO RIGHTS AS STOCKHOLDER. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.


                               ARTICLE VI - AWARDS

         6.1 RESTRICTED STOCK AWARDS. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

         6.2 RESTRICTIONS. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

         (a) a prohibition against the sale, transfer, alienation, pledge, or other encumbrance of the shares of Restricted Stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability, or retirement of the holder of such shares, or otherwise);

         (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

         (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

         (d)      unless stated otherwise in the Restricted Stock Agreement,
(i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

         6.3 STOCK CERTIFICATE. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

         "The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the SurgiCare, Inc., 2001 Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company."

         6.4 RIGHTS AS STOCKHOLDER. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

         6.5 LAPSE OF RESTRICTIONS. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

         6.6 RESTRICTION PERIOD. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.


                     ARTICLE VII - PERFORMANCE STOCK AWARDS

         7.1 AWARD OF PERFORMANCE STOCK. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

         7.2 PERFORMANCE GOALS. Performance goals determined by the Committee may be based on specified increases in cash flow; net profits; Stock price; Company, segment, or Affiliate sales; market share; earnings per share; return on assets; and/or return on stockholders' equity.

         7.3 ELIGIBILITY. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

         7.4 CERTIFICATE OF PERFORMANCE. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all

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legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.


                          ARTICLE VIII - ADMINISTRATION

         The Committee shall administer the Plan. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options, which are designated to be Incentive Options, to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

         (a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made;

         (b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan;

         (c) determine the terms, provisions, and conditions of each Option and Award, which need not be identical;

         (d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest;

         (e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee;

         (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

         (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

         The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.


                  ARTICLE IX - AMENDMENT OR TERMINATION OF PLAN

         The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the

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Company may be necessary or appropriate from time to time to enable any
Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.


                            ARTICLE X - MISCELLANEOUS

         10.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

         10.2 NO EMPLOYMENT OBLIGATION. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

         10.3 FORFEITURE. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

         The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

         10.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

         10.5 WRITTEN AGREEMENT. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

         10.6 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments, and the amount

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of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

         10.7 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

         10.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

         10.9 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

         10.10 OTHER OPTIONS OR AWARDS. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

         10.11 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Delaware.










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